Exhibit 99.3
Execution Copy
CONVERTIBLE NOTE
NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES. ANY TRANSFEREE OF THIS NOTE SHOULD CAREFULLY REVIEW THE TERMS OF THIS NOTE, INCLUDING SECTION 4(c)(iii) AND SECTION 15(a) HEREOF. THE PRINCIPAL AMOUNT REPRESENTED BY THIS NOTE AND, ACCORDINGLY, THE SECURITIES ISSUABLE UPON CONVERSION HEREOF MAY BE LESS THAN THE AMOUNTS SET FORTH ON THE FACE HEREOF PURSUANT TO SECTION 4(c)(iii) OF THIS NOTE.
CLINICAL DATA, INC.
Convertible Note

Issuance Date: February 25, 2009	Original Principal Amount: U.S. $25,000,000
     FOR VALUE RECEIVED, Clinical Data, Inc., a Delaware corporation (the “Company”), hereby promises to pay to [_________] or registered assigns (“Holder”) the amount set out above as the Original Principal Amount (as reduced pursuant to the terms hereof pursuant to redemption, conversion or otherwise, the “Principal”) when due, whether upon the Maturity Date (as defined below), acceleration, redemption or otherwise (in each case in accordance with the terms hereof) and to pay interest (“Interest”) on any outstanding Principal at the applicable Interest Rate from the date set out above as the Issuance Date (the “Issuance Date”) until the same becomes due and payable, whether upon an Interest Date (as defined below) or the Maturity Date, acceleration, conversion, redemption or otherwise (in each case in accordance with the terms hereof). This Convertible Note (including all Convertible Notes issued in exchange, transfer or replacement hereof, this “Note”) is one of an issue of Convertible Notes issued pursuant to the Securities Purchase Agreement on the Closing Date (collectively, the “Notes” and such other Convertible Notes, the “Other Notes”). Certain capitalized terms used herein are defined in Section 24.

          1. PAYMENTS OF PRINCIPAL. On the Maturity Date, the Company shall pay to the Holder an amount in cash representing all outstanding Principal and accrued and unpaid Interest on such Principal. The “Maturity Date” shall be February 25, 2017. Other than as specifically permitted by this Note, the Company may not prepay any portion of the outstanding Principal or accrued and unpaid Interest.
          2. PREPAYMENT OF PRINCIPAL. At any time (a) on or before the second anniversary of the Issuance Date upon receipt of the written consent of the Required Holders (which consent may be withheld, conditioned or delayed at the sole discretion of the Required Holders), or (b) after the second anniversary of the Issuance Date upon not less than 90 days’ prior written notice to the Holder (which notice may by given by the Company not more than 89 days prior to the second anniversary) and all of the other holders of the Notes, in either such case, the Company shall have the right to prepay, without penalty or premium, all or any portion (in multiples of not less than $100,000 or the amount outstanding under this Note) of this Note and the Other Notes; provided, however, the Holder shall retain conversion rights in respect of this Note during such notice period; provided further that any such prepayment of the Notes shall be pro rata with respect to the then-outstanding principal balances of the Notes. If, after providing the 90-day notice to the Holder, the Holder notifies the Company during such 90-day period that the Holder intends to convert all or a portion of this Note to Conversion Shares, the Company shall not thereafter be permitted to prepay the portion of the Note to be so converted, regardless of whether there is a delay in the conversion of such portion of this Note as a result of any filing required under the HSR Act (as defined herein).
          3. INTEREST; INTEREST RATE.
               (a) Payment of Interest. Interest on this Note shall commence accruing on the Issuance Date and shall be computed on the basis of a 365-day year and the actual number of days elapsed and shall be payable in arrears on each yearly anniversary of the Issuance Date, including the Maturity Date (each, an “Interest Date”) with the first Interest Date being February 25, 2010. Interest shall be payable on each Interest Date, to the record holder of this Note on such Interest Date, in cash (“Cash Interest”). Cash Interest shall be paid to the Holder pursuant to Section 20(b).
               (b) Default Interest. From and after the occurrence and during the continuance of an Event of Default, the Interest Rate shall be increased to 17.72% per annum. In the event that such Event of Default is subsequently cured, the adjustment referred to in the preceding sentence shall cease to be effective as of the date of such cure; provided, however, that the Interest as calculated and unpaid at such increased rate during the continuance of such Event of Default shall continue to apply to the extent relating to the days after the occurrence of such Event of Default through and including the date of cure of such Event of Default.
          4. CONVERSION OF NOTES. This Note shall be convertible into shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), on the terms and conditions set forth in this Section 4.
               (a) Conversion Right. Subject to the provisions of Section 4(c)(ii), at any time or times on or after the Issuance Date, the Holder shall be entitled to convert any portion of the outstanding and unpaid Conversion Amount (as defined below) into fully paid and nonassessable shares of Common Stock in accordance with Section 4(c), at the Conversion Rate (as defined below). The Company shall not issue any fraction of a share of Common Stock upon any conversion. If the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock down to the nearest whole share and shall pay the Holder cash in lieu of such fractional share. The Company shall pay any and all transfer, stamp and similar taxes that may be payable with respect to the issuance and delivery of Common Stock upon conversion of any Conversion Amount; provided, however, that the Company shall not be required to pay any tax that may be payable in respect of the issuance and delivery of Common Stock to any Person other than the Holder or with respect to any income tax due by the Holder with respect to such Common Stock.
               (b) Conversion Rate. The number of shares of Common Stock issuable upon conversion of any Conversion Amount pursuant to Section 4(a) shall be determined by dividing (x) such Conversion Amount by (y) the Conversion Price (the “Conversion Rate”).
                    (i) “Conversion Amount” means the portion of the Principal to be converted, redeemed or otherwise with respect to which this determination is being made.
                    (ii) “Conversion Price” means, as of any Conversion Date (as defined below) or other date of determination, $8.18250, subject to adjustment as provided herein.
               (c) Mechanics of Conversion.
                    (i) Optional Conversion. To convert any Conversion Amount into shares of Common Stock on any date (a “Conversion Date”), the Holder shall (A) transmit by facsimile (or otherwise deliver), for receipt on or prior to 11:59 p.m., New York City time, on such date, a copy of an executed notice of conversion in the form attached hereto as Exhibit I (the “Conversion Notice”) to the Company and (B) if required by Section 4(c)(iii), surrender this Note to a common carrier for delivery to the Company as soon as practicable on or following such date (or an indemnification undertaking with respect to this Note in the case of its loss, theft or destruction). Accrued and unpaid Interest on any Conversion Amount being converted up to and including the Conversion Date shall be payable to the record holder of this Note on the Share Delivery Date (as defined below) as Cash Interest. On or before the first Business Day following the date of receipt of a Conversion Notice, the Company shall transmit by facsimile or electronic mail a confirmation (the “Conversion Confirmation”) of receipt of such Conversion Notice to the Holder and the Company’s Transfer Agent. Any Conversion Confirmation delivered by the Company shall confirm that any accrued and unpaid Interest on such Conversion Amount up to and including the Conversion Date shall be paid on the Share Delivery Date as Cash Interest. On or before the third Business Day following the date of receipt of a Conversion Notice (the “Share Delivery Date”), the Company shall pay to the Holder in cash an amount equal to the accrued and unpaid Interest on the Conversion Amount up to and including the Conversion Date. If this Note is physically surrendered for conversion as required by Section 4(c)(iii) and the outstanding Principal of this Note is greater than the Principal portion of the Conversion Amount being converted, then the Company shall as soon as practicable and in no event later than three

Business Days after receipt of this Note and at its own expense, issue and deliver to the holder a new Note (in accordance with Section 15(d)) representing the outstanding Principal not converted. The Person or Persons entitled to receive the shares of Common Stock issuable upon a conversion of this Note shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date.
                    (ii) Company’s Failure to Timely Convert. If the Company fails to deliver the required number of shares of Common Stock in certificated form to which the Holder is entitled upon conversion of any Conversion Amount on or prior to the date which is three Trading Days after the Conversion Date other than pursuant to limitations in Section 4(c) hereof (a “Conversion Failure”), and if after the Conversion Date and prior to the receipt of such shares of Common Stock in certificated form, the Holder purchases in a bona fide arm’s length transaction for fair market value (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the shares of Common Stock issuable upon such conversion that the Holder anticipated receiving upon such conversion (a “Buy-In”), then the Company shall pay in cash to the Holder the amount by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of shares of Common Stock that the Company was required to deliver to the Holder in connection with the Conversion Amount at issue by (B) the Conversion Price. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In.
                    (iii) Registration; Book-Entry. The Company shall maintain a register (the “Register”) for the recordation of the names and addresses of the holders of each Note and the principal amount of the Notes held by such holders (the “Registered Notes”). The entries in the Register shall be conclusive and binding for all purposes absent manifest error. The Company and the holders of the Notes shall treat each Person whose name is recorded in the Register as the owner of a Note for all purposes, including, without limitation, the right to receive payments of principal and interest hereunder, notwithstanding notice to the contrary. A Registered Note may be assigned or sold in whole or in part only by registration of such assignment or sale on the Register. Upon its receipt of a request to assign or sell all or part of any Registered Note by a Holder, the Company shall record the information contained therein in the Register and issue one or more new Registered Notes in the same aggregate principal amount as the principal amount of the surrendered Registered Note to the designated assignee or transferee pursuant to Section 15. Notwithstanding anything to the contrary set forth herein, upon conversion of any portion of this Note in accordance with the terms hereof, the Holder shall not be required to physically surrender this Note to the Company unless (A) the full Principal amount represented by this Note is being converted or (B) the Holder has provided the Company with prior written notice (which notice may be included in a Conversion Notice) requesting reissuance of this Note upon physical surrender of this Note. The Holder and the Company shall maintain records showing the Principal and Interest converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the Holder and the Company, so as not to require physical surrender of this Note upon conversion.
          5. RIGHTS UPON EVENT OF DEFAULT.

               (a) Event of Default. Each of the following events shall constitute an “Event of Default”:
                    (i) the failure of the Company to file the Registration Statement (as defined in the Registration Rights Agreement) on or prior to the Filing Date;
                    (ii) the suspension from trading or failure of the Common Stock to be listed on an the Trading Market for a period of five consecutive Trading Days or for more than an aggregate of ten Trading Days in any 365-day period;
                    (iii) the Company’s (A) failure to cure a Conversion Failure by delivery of the required number of shares of Common Stock within ten Business Days after the applicable Conversion Date or (B) notice, written or oral, to any holder of the Notes, including by way of public announcement or through any of its agents, at any time, of its intention not to comply with a request for conversion of any Notes into shares of Common Stock that is tendered in accordance with the provisions of the Notes, other than pursuant to Section 4(c)(ii);
                    (iv) the Company’s failure to pay to the Holder any amount of Principal, Redemption Price, Interest or other amounts when and as due under this Note or any other Transaction Document (as defined in the Securities Purchase Agreement) or any other agreement, document, certificate or other instrument delivered in connection with the transactions contemplated hereby and thereby to which the Holder is a party, except, in the case of a failure to pay Interest and other amounts when and as due, in which case only if such failure continues for a period of at least five Business Days;
                    (v) any default under, redemption of or acceleration prior to maturity of any Indebtedness of the Company or any of its Subsidiaries which Indebtedness, individually or in the aggregate, exceeds $250,000, other than with respect to any Other Notes;
                    (vi) any failure to timely pay, when due, trade payables of the Company or any of its Subsidiaries which trade payables, individually or in the aggregate, exceeds $250,000;
                    (vii) the Company or any of its Subsidiaries, pursuant to or within the meaning of Title 11, U.S. Code, or any similar Federal, foreign or state law for the relief of debtors (collectively, “Bankruptcy Law”), (A) commences a voluntary case, (B) consents to the entry of an order for relief against it in an involuntary case, (C) consents to the appointment of a receiver, trustee, assignee, liquidator or similar official (a “Custodian”), (D) makes a general assignment for the benefit of its creditors or (E) admits in writing that it is generally unable to pay its debts as they become due;
                    (viii) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (A) is for relief against the Company or any of its Subsidiaries in an involuntary case, (B) appoints a Custodian of the Company or any of its Subsidiaries for all or substantially all of its property or (C) orders the liquidation of the Company or any of its Subsidiaries and, in each case, such order or decree is not dismissed or stayed within 30 days of such entry;

                    (ix) a final judgment or judgments for the payment of money aggregating in excess of $250,000 are rendered against the Company or any of its Subsidiaries and which judgments are not, within 60 days after the entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; provided, however, that any judgment which is covered by insurance or an indemnity from a credit worthy party shall not be included in calculating the $250,000 amount set forth above so long as the Company provides the Holder a written statement from such insurer or indemnity provider (which written statement shall be reasonably satisfactory to the Holder) to the effect that such judgment is covered by insurance or an indemnity and the Company will receive the proceeds of such insurance or indemnity within 30 days of the issuance of such judgment;
                    (x) there is a material breach of a representation, warranty, covenant or other term or condition of the Company under any Transaction Document, except, in the case of a breach of a covenant or other term or condition which is curable, only if such breach continues for a period of at least ten consecutive Business Days; or
                    (xi) the SEC commences a formal investigation or enforcement action of the Company and/or its Subsidiaries, or a formal investigation or enforcement action of any of the then current officers or directors of the Company that is related to the Company, its Subsidiaries and/or the Common Stock or enters a consent or other order against the Company and/or its Subsidiaries or any of the then current officers or directors of the Company that is related to the Company, its Subsidiaries and/or the Common Stock.
               (b) Redemption Right. Upon the occurrence of an Event of Default, the Company shall within one Business Day deliver written notice thereof via facsimile and overnight courier (an “Event of Default Notice”) to the Holder. At any time after the earlier of the Holder’s receipt of an Event of Default Notice and the Holder becoming aware of an Event of Default, the Holder may require the Company to redeem all or any portion of this Note by delivering written notice thereof (the “Event of Default Redemption Notice”) to the Company, which Event of Default Redemption Notice shall indicate the portion of this Note the Holder is electing to redeem and, in the case the Holder has not received an Event of Default Notice, the Event of Default of which the Holder has become aware. Each portion of this Note subject to redemption by the Company pursuant to this Section 5(b) shall be redeemed by the Company at a price equal to the greater of (i) the sum of the Conversion Amount to be redeemed together with accrued and unpaid Interest with respect to such Conversion Amount and (ii) the product of (A) the Conversion Rate with respect to such sum of the Conversion Amount together with accrued and unpaid Interest with respect to such Conversion Amount in effect at such time as the Holder delivers an Event of Default Redemption Notice and (B) the greatest of (x) the Closing Bid Price of the Common Stock on the date immediately preceding such Event of Default, (y) the Closing Bid Price of the Common Stock on the date immediately after such Event of Default and (z) the Closing Bid Price of the Common Stock on the date the Holder delivers the Event of Default Redemption Notice (the “Event of Default Redemption Price”). Redemptions required by this Section 5(b) shall be made in accordance with the provisions of Section 10. To the extent redemptions required by this Section 5(b) are deemed or determined by a court of competent jurisdiction to be prepayments of the Note by the Company, such redemptions shall be deemed to be voluntary prepayments.

          6. RIGHTS UPON FUNDAMENTAL TRANSACTION AND CHANGE OF CONTROL.
               (a) Assumption. The Company shall not enter into or be party to a Fundamental Transaction unless (i)  the Successor Entity assumes in writing all of the obligations of the Company under this Note and the other Transaction Documents in accordance with the provisions of this Section 6(a) pursuant to written agreements in form and substance reasonably satisfactory to the Required Holders and approved by the Required Holders prior to such Fundamental Transaction, including agreements to deliver to each holder of Notes in exchange for such Notes a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to the Notes, including, without limitation, having a principal amount and interest rate equal to the principal amounts and the interest rates of the Notes then outstanding held by such holder, having similar conversion rights and having similar ranking to the Notes, and satisfactory to the Required Holders and (ii) the Successor Entity (including its Parent Entity) is a publicly traded corporation whose common stock is quoted on or listed for trading on an Eligible Market (a “Public Successor Entity”). Upon the occurrence of any Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Note referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Note with the same effect as if such Successor Entity had been named as the Company herein. Upon consummation of the Fundamental Transaction, the Successor Entity shall deliver to the Holder confirmation that there shall be issued upon conversion or redemption of this Note at any time after the consummation of the Fundamental Transaction, in lieu of the shares of the Company’s Common Stock (or other securities, cash, assets or other property) issuable upon the conversion or redemption of the Notes prior to such Fundamental Transaction, such shares of the publicly traded common stock (or their equivalent) of the Successor Entity (including its Parent Entity), as adjusted in accordance with the provisions of this Note. The provisions of this Section shall apply similarly and equally to successive Fundamental Transactions and shall be applied without regard to any limitations on the conversion or redemption of this Note.
               (b) Occurrence. Upon the occurrence of a Fundamental Transaction, and any subsequent conversion of this Note, the Holder shall have the right to receive, for the Conversion Amount that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder, (a) upon conversion of this Note, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a Holder of the number of shares of Common Stock for which this Note is convertible immediately prior to such event or (b) if the Company is acquired in an all cash transaction, cash equal to the value of this Note as determined in accordance with the Black-Scholes option pricing formula. For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate

Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Note following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new note consistent with the foregoing provisions and evidencing the Holder’s right to convert such note into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 6 and ensuring that this Note (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.
               (c) Redemption Right. Not later than 30 days prior to the consummation of a Change of Control, but not prior to the public announcement of such Change of Control, the Company shall deliver written notice thereof via facsimile and overnight courier to the Holder (a “Change of Control Notice”). At any time during the period beginning after the Holder’s receipt of a Change of Control Notice and ending 20 Trading Days after the date of the consummation of such Change of Control, the Holder may require the Company to redeem all or any portion of this Note by delivering written notice thereof (“Change of Control Redemption Notice”) to the Company, which Change of Control Redemption Notice shall indicate the Conversion Amount the Holder is electing to redeem. The portion of this Note subject to redemption pursuant to this Section 6 shall be redeemed by the Company in cash at a price equal to the greater of (i) the sum of (A) the Conversion Amount being redeemed and (B) the amount of any accrued but unpaid Interest on such Conversion Amount being redeemed through the date of such redemption payment and (ii) the sum of (A) the product of (x) the Conversion Amount being redeemed multiplied by (y) the quotient determined by dividing (I) the aggregate cash consideration and the aggregate cash value of any non-cash consideration per Common Share to be paid to the holders of the Common Shares upon consummation of the Change of Control (any such non-cash consideration consisting of marketable securities to be valued at the higher of the Closing Bid Price of such securities as of the Trading Day immediately prior to, the Closing Bid Price as of the Trading Day immediately following the public announcement of such proposed Change of Control and the Closing Bid Price of the Common Stock immediately prior to the public announcement of such proposed Change of Control) by (II) the Conversion Price plus (B) the amount of any accrued but unpaid Interest on such Conversion Amount being redeemed through the date of such redemption payment (the “Change of Control Redemption Price”). Redemptions required by this Section 6 shall be made in accordance with the provisions of Section 10 and shall have priority to payments to stockholders in connection with a Change of Control. To the extent redemptions required by this Section 5(b) are deemed or determined by a court of competent jurisdiction to be prepayments of the Note by the Company, such redemptions shall be deemed to be voluntary prepayments. Notwithstanding anything to the contrary in this Section 6, until the Change of Control Redemption Price (together with any interest thereon) is paid in full, the Conversion Amount submitted for redemption under this Section 6(c) (together with any interest thereon) may be converted, in whole or in part, by the Holder into Common Stock pursuant to Section 4.
          7. CERTAIN ADJUSTMENTS.

               (a) Stock Dividends and Splits. If the Company, at any time on or after the Subscription Date: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company pursuant to this Note), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event and the number of shares issuable upon conversion of this Note shall be proportionately adjusted. Any adjustment made pursuant to this Section 7(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.
               (b) Other Events. If any event occurs of the type contemplated by the provisions of this Section 8 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company’s Board of Directors will make an appropriate adjustment in the Conversion Price so as to protect the rights of the Holder under this Note; provided, however, that no such adjustment will increase the Conversion Price as otherwise determined pursuant to this Section 7.
          8. NONCIRCUMVENTION. The Company hereby covenants and agrees that the Company will not, by amendment of its Certificate of Incorporation, Bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Note, and will at all times in good faith carry out all of the provisions of this Note and take all action as may be required to protect the rights of the Holder of this Note.
          9. RESERVATION OF AUTHORIZED SHARES.
               (a) Reservation. Commencing on or before the Issuance Date, the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance under each of the Notes, no less than, 100% of the number of shares of Common Stock issuable (i) as Conversion Shares upon conversion of the Notes and (ii) as Warrant Shares upon exercise of the Warrants then outstanding (without taking into account any limitations on the conversion of the Notes or exercise of the Warrants set forth in the Notes and Warrants, respectively).
               (b) Insufficient Authorized Shares. If at any time while any of the Notes remains outstanding the Company does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve for issuance upon conversion of the Notes at least a number of shares of Common Stock equal to the Required Reserve Amount (an “Authorized Share Failure”), then the Company shall immediately take all action necessary to increase the Company’s authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the Required Reserve Amount for the Notes then outstanding. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than 60 days after the occurrence of such Authorized Share Failure, the Company shall hold a meeting of its stockholders for the approval of an increase in the number of authorized shares of Common Stock. In connection with such meeting, the Company shall provide each stockholder with a proxy statement and shall use its best efforts to solicit its stockholders’ approval of such increase in authorized shares of Common Stock and to cause its board of directors to recommend to the stockholders that they approve such proposal.
          10. HOLDER’S REDEMPTIONS.
               (a) Mechanics. The Company shall deliver the applicable Redemption Price to the Holder within five Business Days after the Company’s receipt of the Holder’s Event of Default Redemption Notice. If the Holder has submitted a Change of Control Redemption Notice in accordance with Section 6(c), the Company shall deliver the applicable Redemption Price to the Holder concurrently with the consummation of such Change of Control if such notice is received at least one Business Day prior to the consummation of such Change of Control and within five Business Days after the Company’s receipt of such notice otherwise. In the event of a redemption of less than all of the Conversion Amount of this Note, the Company shall promptly cause to be issued and delivered to the Holder a new Note (in accordance with Section 15(d)) representing the outstanding Principal which has not been redeemed. In the event that the Company does not pay the applicable Redemption Price to the Holder within the time period required, at any time thereafter and until the Company pays such unpaid Redemption Price in full, the Holder shall have the option, in lieu of redemption, to require the Company to promptly return to the Holder all or any portion of this Note representing the Conversion Amount that was submitted for redemption and for which the applicable Redemption Price has not been paid. Upon the Company’s receipt of such notice, (x) the applicable Redemption Notice shall be null and void with respect to such Conversion Amount, and (y) the Company shall immediately return this Note, or issue a new Note (in accordance with Section 15(d)) to the Holder representing the sum of such Conversion Amount to be redeemed together with accrued and unpaid Interest with respect to such Conversion Amount.
               (b) Redemption by Other Holders. Upon the Company’s receipt of notice from any of the holders of the Other Notes for redemption or repayment as a result of an event or occurrence substantially similar to the events or occurrences described in Section 5(b) or Section 6(b) (each, an “Other Redemption Notice”), the Company shall immediately, but no later than one Business Day of its receipt thereof, forward to the Holder by facsimile a copy of such notice. If the Company receives a Redemption Notice and one or more Other Redemption Notices, during the seven Business Day period beginning on and including the date which is three Business Days prior to the Company’s receipt of the Holder’s Redemption Notice and ending on and including the date which is three Business Days after the Company’s receipt of the Holder’s Redemption Notice and the Company is unable to redeem all principal, interest and other amounts designated in such Redemption Notice and such Other Redemption Notices received during such seven Business Day period, then the Company shall redeem a pro rata amount from each holder of the Notes (including the Holder) based on the principal amount of the Notes submitted for redemption pursuant to such Redemption Notice and such Other Redemption Notices received by the Company during such seven Business Day period.
          11. VOTING RIGHTS. The Holder shall have no voting rights as the holder of this Note, except as required by law, including, but not limited to, the Delaware General Corporation Law, and as expressly provided in this Note.
          12. COVENANTS. So long as this Note is outstanding:
               (a) Rank. All payments due under this Note shall rank pari passu with all Other Notes and, without the written consent of the Required Holders, no other Indebtedness (other than Permitted Indebtedness) of the Company and its Subsidiaries shall be senior to the Indebtedness of the Company and its Subsidiaries evidenced by this Note and the Other Notes.
               (b) Use of Proceeds. The Company will use the proceeds from the sale of the Notes substantially as set forth on Schedule 5(d) to the Securities Purchase Agreement.
               (c) HSR Filing. If, prior to any proposed issuance of Conversion Shares to the Holder upon conversion of this Note (including any issuance pursuant to the last sentence of Section 2), it is determined by the Company or the Holder that such issuance would require the filing of a Notification and Report Form under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), with the U.S. Federal Trade Commission and the Antitrust Division of the U.S. Department of Justice, then the Company shall (i) cooperate fully with the Holder and its Affiliates with respect to completing such filing as soon as practicable, (ii) respond as promptly as practicable to any inquiries received from the U.S. Federal Trade Commission and the Antitrust Division of the U.S. Department of Justice for additional information or documentation and to all inquiries and requests received from any State Attorney General or other governmental authority in connection with antitrust matters, and (iii) not extend any waiting period under the HSR Act or enter into any other agreement with the U.S. Federal Trade Commission or the Antitrust Division of the U.S. Department of Justice with respect to the transaction contemplated by such filing without the prior written consent of the Holder. Each of the Company and the Holder shall be responsible for, and shall pay the amount of, any filing fee required to be paid by it under the HSR Act.
               (d) Incurrence of Indebtedness. So long as this Note or any Other Note is outstanding, the Company shall not, and the Company shall not permit any of its Subsidiaries to, directly or indirectly, incur or guarantee, assume or suffer to exist any Indebtedness, other than the Indebtedness evidenced by this Note and the Other Notes or Permitted Indebtedness.
               (e) Restriction on Redemption and Cash Dividends. So long as this Note or any Other Note is outstanding, the Company shall not, directly or indirectly, redeem, or declare or pay any cash dividend or cash distribution on, the Common Stock of the Company without the prior express written consent of the Required Holders.

               (f) Additional Notes; Variable Securities; Dilutive Issuances. For long as any Notes or Warrants remain outstanding, the Company shall not, in any manner, issue or sell any rights, warrants or options to subscribe for or purchase Common Stock or directly or indirectly convertible into or exchangeable or exercisable for Common Stock at a price which is less than the then market price of the Common Stock, including by way of one or more reset(s) to any fixed price, other than in connection with an underwritten public offering. For purposes of clarification, this section does not prohibit the issuance of securities with customary “weighted average” or “full ratchet” anti-dilution adjustments that adjust the fixed conversion or exercise price of securities sold by the Company in the future.
          13. VOTE TO ISSUE, OR CHANGE THE TERMS OF, NOTES. The affirmative vote at a meeting duly called for such purpose or the written consent without a meeting of the Required Holders shall be required for any change or amendment to this Note or the Other Notes. In no event shall any amendment, modification or waiver be made to this Note which would adversely effect the Holder without the written consent of the Holder.
          14. TRANSFER. This Note and any shares of Common Stock issued upon conversion of this Note may be offered, sold, assigned or transferred by the Holder without the consent of the Company, subject only to the provisions of Section 7 of the Securities Purchase Agreement.
          15. REISSUANCE OF THIS NOTE.
               (a) Transfer. If this Note is to be transferred, the Holder shall surrender this Note to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Note (in accordance with Section 15(d)), registered as the Holder may request, representing the outstanding Principal being transferred by the Holder and, if less then the entire outstanding Principal is being transferred, a new Note (in accordance with Section 15(d)) to the Holder representing the outstanding Principal not being transferred. The Holder and any assignee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions of Section 3(b)(iii) following conversion or redemption of any portion of this Note, the outstanding Principal represented by this Note may be less than the Principal stated on the face of this Note.
               (b) Lost, Stolen or Mutilated Note. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of this Note, the Company shall execute and deliver to the Holder a new Note (in accordance with Section 15(d)) representing the outstanding Principal.
               (c) Note Exchangeable for Different Denominations. This Note is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Note or Notes (in accordance with Section 15(d) and in principal amounts of at least $100,000) representing in the aggregate the outstanding Principal of this Note, and each such new Note will represent such portion of such outstanding Principal as is designated by the Holder at the time of such surrender.

               (d) Issuance of New Notes. Whenever the Company is required to issue a new Note pursuant to the terms of this Note, such new Note (i) shall be of like tenor with this Note, (ii) shall represent, as indicated on the face of such new Note, the Principal remaining outstanding (or in the case of a new Note being issued pursuant to Section 15(a) or Section 15(c), the Principal designated by the Holder which, when added to the principal represented by the other new Notes issued in connection with such issuance, does not exceed the Principal remaining outstanding under this Note immediately prior to such issuance of new Notes), (iii) shall have an issuance date, as indicated on the face of such new Note, which is the same as the Issuance Date of this Note, (iv) shall have the same rights and conditions as this Note, and (v) shall represent accrued and unpaid Interest on the Principal and Interest of this Note, from the Issuance Date.
          16. REMEDIES, CHARACTERIZATIONS, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note and any of the other Transaction Documents at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the Holder’s right to pursue actual and consequential damages for any failure by the Company to comply with the terms of this Note. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.
          17. PAYMENT OF COLLECTION, ENFORCEMENT AND OTHER COSTS. If (a) this Note is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding or the Holder otherwise takes action to collect amounts due under this Note or to enforce the provisions of this Note or (b) there occurs any bankruptcy, reorganization, receivership of the Company or other proceedings affecting Company creditors’ rights and involving a claim under this Note, then the Company shall pay the costs incurred by the Holder for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, but not limited to, attorneys’ fees and disbursements.
          18. CONSTRUCTION; HEADINGS. This Note shall be deemed to be jointly drafted by the Company and all the Holders of Notes and shall not be construed against any person as the drafter hereof. The headings of this Note are for convenience of reference and shall not form part of, or affect the interpretation of, this Note.
          19. FAILURE OR INDULGENCE NOT WAIVER. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

          20. NOTICES; PAYMENTS.
               (a) Notices. Whenever notice is required to be given under this Note, unless otherwise provided herein, such notice shall be given in accordance with Section 11(c) of the Securities Purchase Agreement. The Company shall provide the Holder with prompt written notice of all actions taken pursuant to this Note, including in reasonable detail a description of such action and the reason therefore.
               (b) Payments. Whenever any payment of cash is to be made by the Company to any Person pursuant to this Note, such payment shall be made in lawful money of the United States of America by a check drawn on the account of the Company and sent via overnight courier service to such Person at such address as previously provided to the Company in writing (which address, in the case of each of the Holders of Notes, shall initially be as set forth on the Schedule of Buyers attached to the Securities Purchase Agreement); provided, however, that the Holder may elect to receive a payment of cash via wire transfer of immediately available funds by providing the Company with prior written notice setting out such request and the Holder’s wire transfer instructions. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Business Day, the same shall instead be due on the next succeeding day which is a Business Day and, in the case of any Interest Date which is not the date on which this Note is paid in full, the extension of the due date thereof shall not be taken into account for purposes of determining the amount of Interest due on such date.
          21. CANCELLATION. After all Principal, accrued Interest and other amounts at any time owed on this Note have been paid in full, this Note shall automatically be deemed canceled, shall be surrendered to the Company for cancellation and shall not be reissued.
          22. WAIVER OF NOTICE. To the extent permitted by law, the Company hereby waives demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Securities Purchase Agreement.
          23. GOVERNING LAW. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof, and the forum, venue, jury waiver and other provisions of Section 11(h) of the Securities Purchase Agreement are hereby incorporated herein and made a part hereof.
          24. CERTAIN DEFINITIONS. For purposes of this Note, the following terms shall have the following meanings:
               (a) “Bloomberg” means Bloomberg Financial Markets.
               (b) “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

               (c) “Change of Control” means any Fundamental Transaction other than (i) any reorganization, recapitalization or reclassification of the Common Stock in which holders of the Company’s voting power immediately prior to such reorganization, recapitalization or reclassification continue after such reorganization, recapitalization or reclassification to hold publicly traded securities and, directly or indirectly, the voting power of the surviving entity or entities necessary to elect a majority of the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities, or (ii) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company.
               (d) “Closing Bid Price” means the closing consolidated bid price of the Common Stock as reported by NASDAQ’s Market Intelligence Desk as of 4:00 p.m. New York City time on the applicable payment date, or if the foregoing do not apply, the last closing bid price or last trade price, respectively, of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price or last trade price, respectively, is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Closing Bid Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.
               (e) “Closing Date” has the meaning ascribed to such term in the Securities Purchase Agreement which corresponds to the date this Note and the Other Notes were initially issued pursuant to the terms of the Securities Purchase Agreement.
               (f) “Effectiveness Date” has the meaning ascribed to such term in the Registration Rights Agreement.
               (g) “Eligible Market” means the Trading Market, The New York Stock Exchange, Inc., the American Stock Exchange, or The Nasdaq Capital Market, or any market that is a successor to any of the foregoing.
               (h) “Fundamental Transaction” means (i) any merger or consolidation of the Company with or into another Person, (ii) any sale of all or substantially all of the Company’s assets in one or a series of related transactions, (iii) any tender offer or exchange offer (whether by the Company or another Person) completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (iv) any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property.
               (i) “Indebtedness” of any Person means, without duplication (i) (a) obligations created, issued or incurred for borrowed money (whether by loan, the issuance and sale of debt securities or the sale of property to another Person subject to an understanding or agreement, contingent or otherwise, to repurchase such property from such Person), (b) indebtedness of others secured by a lien on the property of the Company or any of its Subsidiaries, whether or not the respective indebtedness so secured has been assumed by the Company or any of its Subsidiaries, (c) obligations (contingent or otherwise) in respect of letters of credit or similar instruments issued or accepted by banks and other financial institutions, (d) obligations under repurchase agreements, sale/buy-back agreements or like arrangements, (e) indebtedness of others guaranteed by the Company or any of its Subsidiaries and (f) any other obligations that may be considered debt.
               (j) “Interest Rate” means 9.72% per annum. The Interest Rate shall be subject to adjustment as set forth in Section 3 hereof.
               (k) “Parent Entity” of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.
               (l) “Permitted Indebtedness” means (i) Indebtedness set forth on Schedule 24(l) attached hereto, and any amendments, modifications or refinancing of such Indebtedness and (ii) any other Indebtedness, approved by the Board of Directors, in an aggregate amount of up to $2 million.
               (m) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.
               (n) “Redemption Notices” means, collectively, the Event of Default Redemption Notice and the Change of Control Redemption Notice.
               (o) “Redemption Price” means the Event of Default Redemption Price or the Change of Control Redemption Price, as applicable.
               (p) “Registration Rights Agreement” means that certain Registration Rights Agreement dated as of the Subscription Date by and among the Company and the initial holders of the Notes.
               (q) “Required Holders” means the holders of Notes representing at least 50% of the aggregate principal amount of the Notes then outstanding.
               (r) “SEC” means the United States Securities and Exchange Commission.
               (s) “Securities Purchase Agreement” means that certain securities purchase agreement dated as of the Subscription Date by and among the Company and the initial holders of the Notes pursuant to which the Company issued the Notes and Warrants.
               (t) “Subscription Date” means February 25, 2009.

               (u) “Successor Entity” means the Person, which may be the Company, formed by, resulting from or surviving any Fundamental Transaction or the Person with which such Fundamental Transaction shall have been made, provided that if such Person is not a publicly traded entity whose common stock or equivalent equity security is quoted or listed for trading on an Eligible Market, Successor Entity shall mean such Person’s Parent Entity.
               (v) “Trading Day” means any day on which the Common Stock is traded on the Trading Market, or, if the Trading Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded; provided, however, that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00 p.m., New York City time).
               (w) “Trading Market” means the Nasdaq Global Market.
               (x) “Warrants” has the meaning ascribed to such term in the Securities Purchase Agreement, and shall include all warrants issued in exchange therefor or replacement thereof.
          25. DISCLOSURE. Upon receipt or delivery by the Company of any notice in accordance with the terms of this Note, unless the Company has in good faith determined that the matters relating to such notice do not constitute material, nonpublic information relating to the Company or its Subsidiaries, the Company shall within one Business Day after any such receipt or delivery publicly disclose such material, nonpublic information on a Current Report on Form 8-K or otherwise. In the event that the Company believes that a notice contains material, nonpublic information relating to the Company or its Subsidiaries, the Company so shall indicate to such Holder contemporaneously with delivery of such notice, and in the absence of any such indication, the Holder shall be allowed to presume that all matters relating to such notice do not constitute material, nonpublic information relating to the Company or its Subsidiaries.
[Signature Page Follows]

     IN WITNESS WHEREOF, the Company has caused this Note to be duly executed as of the Issuance Date set out above.

Clinical Data, Inc.
By:
Caesar J. Belbel
Executive Vice President, Chief Legal Officer and Secretary

Signature Page to Convertible Note
RJK, L.L.C.

EXHIBIT I
CLINICAL DATA, INC.
CONVERSION NOTICE
Reference is made to the Clinical Data Convertible Note (the “Note”) issued to the undersigned by Clinical Data, Inc. (the “Company”). In accordance with and pursuant to the Note, the undersigned hereby elects to convert the Conversion Amount (as defined in the Note) of the Note indicated below into shares of Common Stock par value $0.01 per share (the “Common Stock”) of the Company, as of the date specified below.

Date of Conversion:

Aggregate Conversion Amount to be converted:
Please confirm the following information:

Conversion Price:

Number of shares of Common Stock to be issued:
Please issue the Common Stock into which the Conversion Amount of the Note is being converted in the following name and to the following address:

Issue to:

Facsimile Number:

Authorization:

By:

Title:

Dated:

Account Number:

(if electronic book entry transfer)

Transaction Code Number:

(if electronic book entry transfer)

Installment Amount to be reduced and amount

of reduction for each Installment Date:

ACKNOWLEDGMENT
     The Company hereby acknowledges this Conversion Notice and hereby directs                      to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated                                  , 2009 from the Company and acknowledged and agreed to by                     .

CLINICAL DATA, INC.

By:
Name:
Title: